UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2011

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Stock Option Agreement and Awards

On May 2, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Saia, Inc. (“Saia”) granted stock options pursuant to Nonqualified Stock Option Agreements (the “Stock Option Agreements”) under the Saia, Inc. 2011 Omnibus Incentive Plan (the “Plan”) to certain officers of Saia and Saia’s wholly-owned subsidiary, Saia Motor Freight Line, LLC (collectively, the “Company”).

The options granted under the Stock Option Agreements permit the optionee to purchase shares of common stock of Saia, par value $0.001 per share (the “Common Stock”), at an exercise price of $16.39 per share, the closing share price on the date of grant. The stock options each have a three-year cliff vesting schedule and a seven-year term, each expiring on May 1, 2018 (the “Expiration Date”).

A total of 74,710 options to purchase Common Stock were granted on May 2, 2011. The Company’s named executive officers in the proxy statement for the 2011 annual meeting of stockholders received the following stock option grants:

Officer	Officer Title	Options Issued
Richard O’Dell	President and CEO	19,740
James Darby	Vice President Finance and Chief Financial Officer	6,230
Mark Robinson	Vice President Information Technology and Chief Information Officer	6,040
Sally Buchholz	Vice President Marketing and Customer Service	5,660
Brian Balius	Vice President Linehaul and Industrial Engineering	4,100

In the event of a Change in Control (as defined in the Plan), the outstanding options granted under the Stock Option Agreements shall immediately vest and become exercisable and shall remain outstanding in accordance with their terms, and notwithstanding the foregoing but after taking into account the accelerated vesting set forth therein, the Committee may, in its sole discretion, provide for cancellation of the outstanding options at the time of the Change in Control in which case a payment of cash, property or a combination thereof shall be made to the optionee that is determined by the Committee in its sole and absolute discretion and that is equivalent in value to the consideration to be paid per share of Common Stock in the Change in Control, less the exercise price per share, and multiplied by the number of outstanding options thereunder.

Stock options granted under the Stock Option Agreements are generally non-transferable. The optionees are entitled to satisfy any federal, state or local tax withholding obligations through elections to have shares of Common Stock withheld from any payments under the Stock Option Agreements.

The above description is qualified in its entirety by reference to the Form of Employee Nonqualified Stock Option Agreement, which is attached hereto as Exhibit 10.1.

Performance Unit Award Agreement and Awards

On May 2, 2011, the Committee granted performance unit awards pursuant to Performance Unit Award Agreements (the “PUP Agreements”) under the Plan to certain officers of the Company. All payouts under the PUP Agreements are made in shares of Common Stock.

The number of shares that are paid to an awardee under his or her PUP Agreement is based on the total stockholder return of Saia compared to the total stockholder return of certain peer companies over a three year performance period (the “Performance Period”). Total stockholder return is calculated by taking the average closing common stock prices for the last 60 days prior to the beginning of the Performance Period and comparing it to the average closing common stock prices for the last 60 days prior to the end of the Performance Period. At the end of the Performance Period, the percentile rank of Saia’s total stockholder return is calculated relative to the total stockholder return of each of the peer companies. The payouts will be determined as follows:

Percent Rank of Saia’s Total Stockholder	Payout Percentage of Target
Return Compared to Peer Companies	Incentive
Is at the 75th percentile or higher	200%
Is at the 50th percentile	100%
Is at the 25th percentile	25%
Is below the 25th percentile	0%

The payout associated with Saia’s percentile rank is based on the chart above with payouts interpolated for performance between the 25th and 50th percentiles and the 50th and 75th percentiles. If Saia’s total stockholder return for the Performance Period is negative, no payouts are made regardless of Saia’s percentile rank.

On May 2, 2011, the Committee granted to certain Company officers, pursuant to the PUP Agreements, 37,662 performance units at target. The Company’s named executive officers in the proxy statement for the 2011 annual meeting of stockholders received the following performance units at target:

		Performance
Officer	Officer Title	Units at Target
Richard O’Dell	President and CEO	9,958
James Darby	Vice President Finance and Chief Financial Officer	3,142
Mark Robinson	Vice President Information Technology and Chief	3,046
	Information Officer
Sally Buchholz	Vice President Marketing and Customer Service	2,856
Brian Balius	Vice President Linehaul and Industrial Engineering	2,064

In the event of a Change in Control (as defined in the Plan) of the Company during the Performance Period, then upon the effectiveness of such Change in Control, each PUP Agreement will terminate and be of no further force and effect and the awardee shall receive the percentage of the target incentive based on total stockholder return of Saia and each peer company calculated as of the date of such Change in Control, prorated to reflect the actual number of months of service from the commencement of the Performance Period to the date of such Change in Control.

Performance units granted under the PUP Agreements are generally non-transferable. The awardees are entitled to satisfy any federal, state or local tax withholding obligations through elections to have shares of Common Stock withheld from any payments under the PUP Agreement.

The above description is qualified in its entirety by reference to the Form of Performance Unit Award Agreement, which is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description

10.1 10.2	Form of Employee Nonqualified Stock Option Agreement Form of Performance Unit Award Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

May 6, 2011	By:	James A. Darby

Name: James A. Darby
Title: Vice President of Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Employee Nonqualified Stock Option Agreement
10.2	Form of Performance Unit Award Agreement